TIP FUNDS

                                   PROSPECTUS

                                  May 26, 2000

                            TURNER GLOBAL TOP 40 FUND
                          TURNER B-TO-B E-COMMERCE FUND
                      TURNER WIRELESS & COMMUNICATIONS FUND

                               Investment Adviser
                        TURNER INVESTMENT PARTNERS, INC.

   These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              About This Prospectus

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:

                                                                       Page
                                                                       ----
     TURNER GLOBAL TOP 40 FUND..........................................XXX
     TURNER B-TO-B E-COMMERCE FUND......................................XXX
     TURNER WIRELESS & COMMUNICATIONS FUND..............................XXX
     INVESTMENTS AND PORTFOLIO MANAGEMENT...............................XXX
     PURCHASING, SELLING AND EXCHANGING TURNER FUNDS....................XXX
     DIVIDENDS, DISTRIBUTIONS AND TAXES.................................XXX

To obtain more information about TIP Funds, please refer to the Back Cover of the Prospectus.

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

INITIAL PUBLIC OFFERINGS

The Funds participate in initial public offerings (IPOs). If the Funds participate in successful IPOs, these IPOs will have a significant impact on the Funds' performance, especially on those Funds with lower asset levels. There is no guarantee that there will be successful IPOs in the future, or that the Funds will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

TURNER GLOBAL TOP 40 FUND


FUND SUMMARY


Investment Goal                                         Long-term capital appreciation

Investment Focus                                        ADRs and common stocks of U.S. and foreign companies

Share Price Volatility                                  High

Principal Investment Strategy                           Attempts to identify U.S. and foreign companies with
                                                        strong earnings growth potential

Investor Profile                                        Investors seeking long-term growth of capital who can
                                                        withstand the share price volatility of global equity
                                                        investing


Strategy

The Turner Global Top 40 Fund invests primarily (at least 65% of its assets) in common stocks of companies located in U.S. and developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America, as well as in American Depository Receipts
(ADRs) of issuers located in these countries. Turner Investment Partners selects areas for investment by continuously analyzing the U.S. market and a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies located in a variety of industries and business sectors that the Fund expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Fund's portfolio will consist of a limited number of companies in a variety of market segments and countries throughout the world, and it will typically consist of 30-50 stocks representing Turner's best global investment ideas. The Fund generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, foreign growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

Performance Information

As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the MSCI World Index. The MSCI World Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions.

Fund Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

                                                                       Class I Shares
------------------------------------------------------------------     --------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*


* Applies to redemptions within 180 days of purchase.

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                                                          Class I Shares
--------------------------------------------------------------------      --------------
Investment Advisory Fees                                                      1.00%*
Distribution and Service (12b-1) Fees                                          None
Other Expenses                                                                0.65%**
                                                                              -------
Total Annual Fund Operating Expenses                                          1.65%
Fee Waivers and Expense Reimbursements                                        0.25%
                                                                              -----
Net Total Operating Expenses                                                  1.40%***

--------------------------------------------------------------------------------

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI World Index.

**   Other Expenses are estimated for the current fiscal year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.40%. As a result, the Adviser's contractual agreement will keep total operating expenses from exceeding 1.40% for a period of one year from the date of the prospectus. The Adviser has also agreed to waive fees and/or reimburse expenses to keep total operating expenses from exceeding 1.90% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 Year          3 Years
                                                  ------          -------
Turner Global Top 40 Fund - Class I Shares         $143            $470

TURNER B-TO-B E-COMMERCE FUND

FUND SUMMARY

Investment Goal                                   Long-term capital appreciation

Investment Focus                                  Common stocks of business-to-business e-commerce companies

Share Price Volatility                            Very high

Principal Investment Strategy                     Attempts to identify business-to-business e-commerce
                                                  companies with strong earnings growth potential

Investor Profile                                  Investors seeking long-term growth of capital who can
                                                  withstand the share price volatility of e-commerce
                                                  focused equity investing

STRATEGY

The Turner B-to-B E-Commerce Fund invests primarily (at least 65% of its assets) in common stocks of companies that develop new business-to-business (b2b) electronic commerce (e-commerce) technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the b2b e-commerce sector, and will range from small companies developing new b2b e-commerce technologies to large, established firms with a history of developing and marketing such b2b e-commerce technologies. These companies may include companies that develop, produce or distribute products or services over the Internet or using other electronic means. B2b companies may also include infrastructure, security, payment, Internet access, networking, computer hardware and software, and communications companies that facilitate e-commerce between companies. The Fund will also invest in companies that finance b2b and e-commerce companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, b2b e-commerce stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause b2b e-commerce companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

PERFORMANCE INFORMATION

As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.

FUND FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment)

                                                                         Class I Shares
---------------------------------------------------------------------    --------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*

* Applies to redemptions within 180 days of purchase.

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                         Class I Shares
---------------------------------------------------------------------    --------------
Investment Advisory Fees                                                     1.10%*
Distribution (12b-1) Fees                                                     None
Other Expenses                                                               0.50%**
                                                                             -------
Total Annual Fund Operating Expenses                                          1.60%
Fee Waivers and Expense Reimbursements                                        0.25%
                                                                              ------
Net Total Operating Expenses                                                  1.35%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange 100 Index.

**   Other Expenses are estimated for the current fiscal year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.35% for a period of one year, or from exceeding 1.85% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                        1 Year         3 Years
                                                        ------         -------
Turner B-to-B E-Commerce Fund - Class I Shares           $137            $455

TURNER WIRELESS & COMMUNICATIONS FUND

FUND SUMMARY

Investment Goal                  Long-term capital appreciation

Investment Focus                 Common stocks of communications companies

Share Price Volatility           Very high

Principal Investment Strategy    Attempts to identify communications companies with strong
                                 earnings growth potential

Investor Profile                 Investors seeking long-term growth of capital who can
                                 withstand the share price volatility of
                                 communications-focused equity investing

STRATEGY

The Turner Wireless & Communications Fund invests primarily (at least 65% of its assets) in common stocks of communications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the communications sector, and will range from small companies developing new communications technologies to large, established firms with a history of developing and marketing such communications technologies. These companies may include networking companies, land-based, satellite and wireless carriers, communications equipment manufacturers, and other companies that provide communications-related products and services.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, telecommunications stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause telecommunications companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

PERFORMANCE INFORMATION

As of June 14, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price-weighted index of the top 100 U.S. technology companies.

FUND FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                          Class I Shares
---------------------------------------------------------------------     --------------
Redemption Fee (as a percentage of amount redeemed, if applicable)           2.00%*

* Applies to redemptions within 180 days of purchase.

This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                         Class I Shares
---------------------------------------------------------------------    --------------
Investment Advisory Fees                                                     1.10%*
Distribution (12b-1) Fees                                                     None
Other Expenses                                                               0.50%**
                                                                             -------
Total Annual Fund Operating Expenses                                         1.60%
Fee Waivers and Expense Reimbursements                                       0.25%
                                                                             -------
Net Total Operating Expenses                                                 1.35%***

* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange Technology 100 Index.

**   Other Expenses are estimated for the current fiscal year.

*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.35% for a period of one year, or from exceeding 1.85% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                             1 Year     3 Years
                                                             ------     -------
Turner Wireless & Communications Fund - Class I Shares        $137        $455

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of May 31, 2000, Turner had approximately $8 billion in assets under management. For its services, Turner is entitled to receive base investment advisory fees as follows:

     Turner Global Top 40 Fund                                 1.00%
     Turner B-to-B E-Commerce Fund                             1.10%
     Turner Wireless & Communications Fund                     1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

***
PORTFOLIO MANAGERS

The Turner Global Top 40 Fund is managed by a committee comprised of Mark Turner, Robert Turner, Robb Parlanti and Chris Perry. The Turner B-to-B E-Commerce Fund is managed by a committee comprised of Chris McHugh, Robert Turner and John Hammerschmidt. The Turner Wireless & Communications Fund is managed by a committee comprised of Chris McHugh, Robert Turner and Robb Parlanti.

Mark Turner is a member of the committee which manages the Turner Global Top 40 Fund, as set forth above. Mr. Turner, President of the Adviser, is lead manager of the Global Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 18 years of investment experience.

Robert E. Turner is a member of the committees which manage the Turner Global Top 40, Turner B-to-B E-Commerce and Turner Wireless & Communications Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is co-manager of the Global, E-Commerce and Communications Funds. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience.

Robb J. Parlanti is a member of the committees which manage the Turner Global Top 40 and Turner Wireless & Communications Funds, as set forth above. Mr. Parlanti, CFA and Senior Portfolio Manager of the Adviser, is co-manager of the Global and Communications Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 13 years of investment experience.

Chris Perry is a member of the committee which manages the Turner Global Top 40 Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Global Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 9 years investment experience.

Christopher K. McHugh is a member of the committees which manage the Turner B-to-B E-Commerce and Turner Wireless & Communications Funds, as set forth above. Mr. McHugh, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the E-Commerce and Communications Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 14 years of investment experience.

John Hammerschmidt is a member of the committee which manages the Turner B-to-B E-Commerce Fund, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the E-Commerce Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 17 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

--------------------------------------------------------------------------------

INVESTING IN THE TURNER FUNDS
--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions below.

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.
--------------------------------------------------------------------------------

Once you are a shareholder of the Turner Funds you can do the following:
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by phone. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

         By regular mail                      By express or overnight mail

         Turner Funds                         Turner Funds
         P.O. Box 219805                      c/o DST Systems Inc.
         Kansas City, MO 64121-9805           330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------

*        Purchase Fund shares by wiring funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of Fund, shareholder name and Turner Funds account number
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUND SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o By Mail -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o By Wire -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit:
     [___________ Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

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In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of the Funds' shares may change on days when you cannot purchase or sell Fund shares.

Purchasing Additional Shares

o By Mail -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o By Phone -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page __.

Additional Information

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

Selling Turner Fund Shares

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312.

o By Mail - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o By Phone -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

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SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

If you meet the applicable criteria, you may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Funds), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCO.) is the distributor of the Funds. SIDCO. receives no compensation for distributing the Funds' shares.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their investment income annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you receive them. Each sale or exchange of fund shares is a taxable event.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Turner Global Top 40 Fund.

The Turner Global Top 40 Fund may be able to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it gives you the credit.

More information about taxes is in the SAI.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, Pennsylvania 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated June 14, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain the Funds' holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

By Telephone:  Call 1-800-224-6312

By Mail:  Write to Turner Funds
P.O. Box 219805
Kansas City, Missouri 64121-9805

By Internet:  http://www.turner-invest.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.